Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2016
Restrictions on Cash and Due from Banks [Abstract]
Restrictions on Cash and Due from Banks

5. Restrictions on Cash and Due From Banks

The Bank is required to maintain cash reserve balances with the Federal Reserve Bank if vault cash is insufficient to cover the reserve requirement.  As of December 31, 2016 and 2015, respectively, no reserves were required to be held at the Federal Reserve Bank.